Exhibit 10.7

FORM OF

FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This First Amendment to Securities Purchase Agreement (this “Amendment”) is dated as of November [__], 2015 between Xenetic Biosciences, Inc., a Nevada corporation (the “Company”), and the purchaser identified on the signature pages hereto (the “Purchaser”).

WHEREAS, the Company and the Purchaser are parties to that certain Securities Purchase Agreement, dated as of June 9, 2015 (as the same is being amended by this Amendment, and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Securities Purchase Agreement), pursuant to which the Purchaser purchased from the Company a $3 million Ten Percent (10%) Senior Secured Collateralized Convertible Promissory Note and the Company issued to the Purchaser a Common Stock Purchase Warrant to purchase up to 10 million shares of common stock of the Company, par value $0.01 per share.

WHEREAS, the Company, the Purchaser and AS Kevelt, a subsidiary of the Purchaser, have entered into the Asset Purchase Agreement, pursuant to which the Company will purchase certain assets of AS Kevelt and, as part of the transactions contemplated thereby, Purchaser will purchase from the Company, in installments, one or more additional Ten Percent (10%) Senior Secured Collateralized Convertible Promissory Notes (the “New Note”) and the Company will issue to the Purchaser one or more additional Common Stock Purchase Warrants to purchase up to an aggregate 11,666,667 shares of common stock of the Company, par value $0.01 per share (the “New Warrant”).

WHEREAS, the parties have agreed to amend certain provisions of the Securities Purchase Agreement, to reflect the purchase of the New Note and the issuance of the New Warrant.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.

Amendments

1.1          Amendments.

(a)          The definition of “Note”, “Registration Rights Agreement”, “Security Agreement”, “Subsidiary Guarantee”, “Securities”, “Transaction Documents” and “Warrant” in Section 1.1. of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Note” means the Original Note and the New Note.

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchaser, in the form of Exhibit B attached hereto, as such may be amended from time to time.

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“Securities” means the Note, the Warrant, the Underlying Shares and the Parent New Shares (as defined in the Asset Purchase Agreement).

“Security Agreement” means the Security Agreement, dated the date hereof, among the Company and the Purchaser, in the form of Exhibit E attached hereto, as such may be amended from time to time.

“Subsidiary Guarantee” means the Subsidiary Guarantee, dated the date hereof, by each Subsidiary in favor of the Purchaser, in the form of Exhibit F attached hereto, as such may be amended from time to time.

“Transaction Documents” means this Agreement, the Note, the Registration Rights Agreement, the Security Agreement, the Subsidiary Guarantee, the Warrant, the Asset Purchase Agreement, and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Warrant” means the Original Warrant, the New Warrant and the Management Warrants, provided however, no additional warrants shall be issuable pursuant to Section 2.1 or 2.5 of the Securities Purchase Agreement with respect to the Management Warrants.

(b)          The following definitions are hereby added to Section 1.1 of the Securities Purchase Agreement in the appropriate alphabetical order:

“Additional Closing Date” means the date of this Amendment.

“Asset Purchase Agreement” means that certain Asset Purchase Agreement, dated as of November [__], 2015, as amended, among AS Kevelt, OJSC Pharmsynthez, Xenetic Biosciences, Inc. and Lipoxen Technologies, Ltd.

“Management Warrants” means the Common Stock Purchase Warrant, with a five (5) year term and subject to cashless exercise, issued to certain members of management of the Purchaser on the date of this Amendment, in the form of Exhibit B attached to this Amendment, provided however, no additional warrants shall be issuable pursuant to Section 2.1 or 2.5 of the Securities Purchase Agreement with respect to the Management Warrants.

“New Note” means that certain Ten Percent (10%) Senior Secured Collateralized Convertible Promissory Note or Notes issued by the Company, in installments, as set forth on Schedule 1 hereto, in the form of Exhibit A attached to this Amendment.

“New Warrant” means the Common Stock Purchase Warrant or Warrants, with a five (5) year term and subject to cashless exercise, issued to the Purchaser on the date of this Amendment, in the form of Exhibit B attached to this Amendment, and any additional warrants issuable pursuant to Sections 2.1 of the Securities Purchase Agreement or this Amendment or Section 2.5 of the Securities Purchase Agreement, as applicable.

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“Original Note” means that certain amended and restated Ten Percent (10%) Senior Secured Collateralized Convertible Promissory Note issued by the Company to the Purchaser on July 1, 2015, in the form of Exhibit C attached to this Amendment.

“Original Warrant” means that certain amended and restated Common Stock Purchase Warrant, with a five (5) year term and subject to cashless exercise, issued to the Purchaser on July 1, 2015, in the form of Exhibit D attached to this Amendment, and any additional warrants issuable pursuant to Sections 2.1 or 2.5 of the Securities Purchase Agreement, as applicable.

(c)          Section 4.9 of the Securities Purchase Agreement is hereby amended by deleting subsection (a) thereof and replacing it with “[reserved]”.

ARTICLE II.

PURCHASE AND SALE

2.1          Purchase. The Purchaser will purchase such additional principal amounts of New Notes as set forth on Schedule 1 hereto. Additionally, along with each New Note, the Company shall issue to Purchaser a New Warrant to purchase a number of shares of the Company’s common stock equal to 50% of the number of shares issuable under the New Note as of the Additional Closing Date. The New Warrant granted shall be in the form and on the terms as attached hereto as Exhibit B. Further, on the Closing Date of the Asset Purchase Agreement, the Company shall issue to Purchaser the Parent New Shares (as defined in the Asset Purchase Agreement). In the event that a Purchaser’s New Note remains outstanding as of the Outside Date (as defined in the Asset Purchase Agreement), the Purchaser shall be granted an additional New Warrant to purchase an additional number of shares of the Company’s common stock equal to 50% of the number of shares issuable under the New Note as of the Additional Closing Date. Further, the Company shall issue the Management Warrants in accordance with Section 2.05 of the Asset Purchase Agreement. The Management Warrants granted shall be in the form and on the terms as attached hereto as Exhibit C.

2.2          Closing. Concurrent with the execution of this Amendment, the Company agrees to sell, and the Purchaser agrees to purchase, the Purchaser’s Closing Subscription Amount as set forth on the signature page hereto executed by the Purchaser. At the Closing, the Purchaser shall deliver to the Company, via wire transfer or a certified check, immediately available funds equal to the Purchaser’s Subscription Amount as set forth on the signature page hereto executed by the Purchaser, and the Company shall deliver to the Purchaser its New Note and New Warrant.

2.3          Reaffirmation.

(a)          This Amendment has been duly executed and delivered for the benefit of or on behalf of each of the Company and the Purchaser and constitutes, in all material respects, a legal, valid and binding obligation of each of the Company and the Purchaser, enforceable against such party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general.

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(b)          After giving effect to this Amendment, the representations and warranties contained in the Securities Purchase Agreement and the other Transaction Documents are true and correct in all material respects.

(c)    Except as set forth expressly herein, all terms of the Securities Purchase Agreement, as amended hereby, and the other Transaction Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Company and the Purchaser.

(Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories as of the date first indicated above.

XENETIC BIOSCIENCES, INC.	Address for Notice: Xenetic Biosciences, Inc. 99 Hayden Avenue, Suite 230 Lexington, Mass. 02421 E-mail: s.maguire@xeneticbio.com Attention: Scott Maguire, CEO
By:___________________________________ Name: M. Scott Maguire Title: Chief Executive Officer With a copy to (which shall not constitute notice):	Fax: 781-538-4327
Taft, Stettinius & Hollister LLP 111 E. Wacker Drive, Suite 2800 Chicago, IL 60601 Facsimile: 312-275-7569 E-mail: mgoldsmith@taftlaw.com Attention: Mitchell D. Goldsmith, Esq.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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[PURCHASER SIGNATURE PAGE TO AMENDMENT]

IN WITNESS WHEREOF, the undersigned has caused this Securities Purchase Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name of Purchaser: OJSC “Pharmsynthez”

Signature of Authorized Signatory of Purchaser: __________________________________

Name of Authorized Signatory: Peter V. Kruglyakov

Title of Authorized Signatory: Chief Executive Officer

Email Address of Authorized Signatory: pkruglyakov@pharmsynthez.com

Facsimile Number of Authorized Signatory: 7 (812) 329 8089

Address for Notice to Purchaser: Office center “IT-Park”, 25 Liter ZH, Krasnogo Kursanta ul.,

St. Petersburg , 197110 , Russia

Address for Delivery of Securities to Purchaser (if not same as address for notice): Office center “IT-Park”, 25 Liter ZH, Krasnogo Kursanta ul.,

St. Petersburg , 197110 , Russia

Subscription Amount/Principal Amount: US $[_],000,000

Individual Taxpayer Number: 7801075160

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Schedule 1

Purchaser will purchase up to $3.5 million of New Notes based on the following schedule:

1.	Within five (5) Business days following the execution of the Asset Purchase Agreement, Purchaser will purchase $1.5 million of New Notes.

2.	Within five (5) Business days of written notice from the Company to Purchaser (provided such notice shall be delivered on or after December 1, 2015) but no later than December 31, 2015, Purchaser will purchase an additional $1 million of New Notes.

3.	Within five (5) Business days of written notice from the Company to Purchaser (provided such notice shall be delivered on or after February 1, 2016) but no later than February 28, 2016, Purchaser will purchase an additional $1 million of New Notes.

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